UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): June 29, 2020
CB FINANCIAL SERVICES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-36706	51-0534721
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 North Market Street, Carmichaels, Pennsylvania	15320
(Address of Principal Executive Offices)	(Zip Code)
(724) 966-5041
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common stock, par value $0.4167 per share	CBFV	The Nasdaq Stock Market, LLC
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   [   ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standard provided pursuant to Section 13(a) of the Exchange Act.  [   ]

Item 2.02. Results of Operations and Financial Condition.
On June 29, 2020, Community Bank, the bank subsidiary of CB Financial Services, Inc., issued a press release announcing that it has filed notice with its regulators of its plans to consolidate its Monessen branch located at 565 Donner Avenue, Monessen, Pennsylvania, and Bethlehem branch located at 1090 East Bethlehem Boulevard, Wheeling, West Virginia, each with a nearby branch office. The proposed consolidation date is September 30, 2020.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)Exhibit 99.1. Press Release dated June 29, 2020

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CB FINANCIAL SERVICES, INC.

Date: June 29, 2020	By:	/s/ Jamie L. Prah
Jamie L. Prah
Executive Vice President and Chief Financial Officer